October 24, 1997



  Securities and Exchange Commission
  450 Fifth Street, N.W.
  Room 1004
  Judiciary Plaza
  Washington, D.C.  20549


  RE: El Chico Restaurants, Inc. 8-K for the amendment to the agreement and plan of merger dated September 23, 1997 by and between El Chico Holding Company, L.P. and El Chico Acquisition, Inc. and El Chico Restaurants, Inc. and related escrow agreement


  Gentlemen:

  We are transmitting electronically the Form 8-K for the amendment to the agreement and plan of merger dated September 23, 1997 by and between El Chico Holding Company, L.P. and El Chico Acquisition, Inc. and El Chico Restaurants, Inc. and related escrow agreement.


  Sincerely,



  Susan R. Holland
  Vice President, Treasurer &
  Controller


  /ktc



  cc:   National Assoc. of Securities Dealers, Inc. (electronic EDGAR submission)
        Lawrence E. White
        Ron Frappier
        Darl Hatfield
        Britt Langford

======================================================================


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8 - K

                          CURRENT REPORT

 Pursuant to Section 13 Of 15(d) of the Securities Exchange Act of 1934

                          Date of Report
                         October 24, 1997


                     EL CHICO RESTAURANTS, INC.
       -----------------------------------------------------
      (Exact name of registrant as specified in its charter)


                               Texas
          ----------------------------------------------
          (State or other jurisdiction of incorporation)


           0-12802                                   75-0982250
    ---------------------                         -----------------
   (Commission File Number)                       (I.R.S Employer
                                                  Identification No.)


          12200 Stemmons Freeway, Suite 100, Dallas, Texas 75234
          -------------------------------------------------------
                (Address of principal executive offices)
                              (Zip Code)


                             (972) 241-5500
       -----------------------------------------------------
         (Registrant's telephone number, including area code)



    -------------------------------------------------------
   (Former name, former address, if changed since last report)



============================================================================

PART II.  OTHER INFORMATION


Item 5.  Other Events

         This Form 8-K is being filed hereby to effect the filing of the exhibits attached hereto.


Item 7.  Financial Statements and Exhibits

        (a) Financial Statements.  None required.
        (c) Exhibits
            Exhibit 2.1  -  Amendment to the Agreement and Plan of Merger
                            dated September 23, 1997 by and between
                            El Chico Holding Company, L.P. and El Chico
                            Acquisition, Inc. and El Chico Restaurants, Inc.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   EL CHICO RESTAURANTS, INC.


Date: October 24, 1997             By: /s/Susan R. Holland
                                       -----------------------------
                                       Vice President, Treasurer &
                                       Controller